TIMBER SALES AND PURCHASE AGREEMENT

This Agreement is made on the 2nd of June, 2020 specifically for sawn timbers of various sizes and species for Heliam Motors Limited.

BETWEEN: **Aqua Mining (PNG) Limited**
Maiogu Sawmill
P O Box 3243 Boroko, N.C.D. Papua New Guinea
(The Company)

AND: **Heliam Motors Limited**
Gordons N.C.D. Papua New Guinea
(The Sales Agent)

IT IS AGREED:

A. The Sales Agent will provide a Purchase Order to the Company requesting supply of sawn timbers of various sizes and species.

B. The Company will supply and deliver items as set out in the Purchase Order or Agreement.

C. The Company will supply the items at the agreed prices as set out in the Purchase Order.

Term of Agreement

1. The Sales Agent agrees to pay the company upon receipt of the items and the invoice at an agreed price at the end of every month.

Signed for and behalf of
AQUA MINING (PNG) LIMITED

[signature]

VINCENT APPO
Name

Date: 02/06/2020

Agreed:-
HELIAM MOTORS LIMITED

[signature]

PRADEEP
Signature

Date: 2/06/20

&P LTD T/A HELIAM MOTORS
P.O. Box 1442, BOROKO, NCD
Ph: 323 9450
Fax: 325 5402
Email: heliam.motors@gmail.com